Exhibit 10.1

FORM OF EXCHANGE AGREEMENT

[●] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on November 13, 2020 whereby the Holders will exchange (the “Exchange”) the Company’s 5.00% Convertible Senior Notes due July 15, 2025 (the “Existing Notes”) for the Exchange Consideration (as defined below). The Existing Notes to be exchanged by the Holder in the Exchange are referred to herein as the “Exchanged Notes”.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Existing Notes for the Exchange Consideration

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the Existing Notes set forth on Exhibit A hereto, and in exchange therefor the Company hereby agrees to deliver to the Holders for each $1,000 principal amount of Existing Notes: (a) 326.7974 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (b) an additional number of shares of Common Stock equal to $69.171 divided by $5.28 (the aggregate number of shares of Common Stock under clauses (a) and (b), the “Exchange Shares”), as specified on, and in accordance with the delivery instructions set forth on, Exhibit A and Exhibit B hereto. Exhibit B shall be completed the day after execution of this Agreement. The aggregate Exchange Shares will be rounded down to the closest integer. Such aggregate Exchange Shares (as may be rounded down pursuant to the immediately preceding sentence) are collectively referred to herein as the “Exchange Consideration.”

The closing of the Exchange (the “Closing”) shall be conducted on November 18, 2020, or such later date as mutually agreed in writing by the parties (the “Closing Date”), subject to the exceptions set forth in the following sentence. At the Closing, (a) the Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to the Exchanged Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer required by the Company to transfer to and confirm all right, title and interest in and to the Exchanged Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the Exchange Consideration (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the

__________________________

1 Represents (x) premium equal to one year of interest per $1,000 Note plus (y) the amount of accrued and unpaid interest per $1,000 Note from June 30, 2020 to, but not including, November 18, 2020.

sole Holder, the Exchange Consideration); provided, however, that the parties acknowledge that the delivery of the Holder’s Exchange Shares to the Holder may be delayed due to procedures and mechanics within the system of the NASDAQ Global Select Market, or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its best efforts to effect the delivery of the Exchange Shares and (ii) such delay is no longer than five business days. Delivery of such Exchanged Notes as provided above will be made by each Holder by posting, at or before 10:00 A.M. (New York City time) on the Closing Date, a withdrawal request for such Exchanged Notes through the Deposit or Withdrawal at Custodian settlement system of the Depository Trust Company (“DTC”) (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date). The Company will deliver such Exchange Shares, bearing an unrestricted CUSIP number, to the DTC participant identified in Exhibit B hereto, on behalf of each Holder, through the facilities of DTC free and clear of all Liens.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself), as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and [●] (the “Agent”), and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the requisite power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account and (b) Exhibit A hereto includes a true, correct and complete list of (i) the name of each Account and (ii) separately with respect to each Account, each other item required to be included in Exhibit A.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the

Undersigned or Holder or on their performance of the obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 2.3 Title to the Exchanged Notes. The Holder or the Undersigned, as applicable, is currently, and at the Closing will be, the sole legal and beneficial owner of the Existing Notes set forth opposite its name on Exhibit A hereto. The Holder or the Undersigned, as applicable, has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder or the Undersigned, as applicable, may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated in connection with Closing). The Holder or the Undersigned, as applicable, has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon delivery of such Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens.

Section 2.4    Qualified Institutional Buyer; Institutional Account. The Holder is (a) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (b) an “Institutional Account” as defined in Financial Industry Regulatory Authority Rule 4512(c).

Section 2.5 No Affiliate Status; Etc. The Holder is not, will not be as of the Closing Date, and has not been and will not be during the consecutive three-month periods preceding the date hereof or the Closing Date, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (without giving effect to the exchange contemplated by this Exchange Agreement) (i) less than 5% of the outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote.

Section 2.6 Adequate Information; No Reliance; No Pressure. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission, including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Public Filings”) and (ii) this Agreement (including the exhibits thereto) (collectively, the “Materials”), (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and to obtain from the Company any information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and the other Materials, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person (including the

Agent or any Agent Affiliate (as defined below)), except for the representations and warranties made by the Company in this Agreement, (e) the Holder acknowledges that neither the Agent nor any Agent Affiliate has (I) made any recommendation regarding the Exchange to the Holder or to any advisor or other representative of such Holder, (II) not conveyed its own views or the views or recommendations of management of the Company with respect to the Exchange, (III) not provided any information to the Holder, other than any information that was included in communications sent by the Company to the Holder and (IV) only performed functionary services or administrative assistance in the distribution of materials related to the Exchange and providing information about the mechanics of the Exchange, (f) the Holder acknowledges that if it does not timely deliver correct and complete tax forms as described in Section 2.10 to the Company, the Company may be required to withhold for taxes under applicable law, (g) no statement or written material contrary to the Public Filings or the Materials has been made or given to the Holder by or on behalf of the Company, (h) the Holder is able to fend for itself in the Exchange, (i) the Holder is not relying on any information or statements provided by the Agent or any Agent Affiliate (as defined below) in connection with the Exchange, and neither the Agent nor any Agent Affiliate shall be liable to the Holder for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Exchange (as used herein, “Agent Affiliate” shall mean an affiliate of Agent or a controlling person, officer, director, partner, agent or employee of Agent or an affiliate of Agent), (j) the Company intends to pay the Agent an advisory fee for its advisory services to the Company in respect of the Exchange and that such advisory fee is not contingent on the closing of the Exchange, (k) the Holder had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Agent has placed any pressure on the Holder to respond to the opportunity to participate in the Exchange, (l) the Holder did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act and (m) the Holder has independently made its own analysis and decision to invest in the Exchange Shares.

Section 2.7 Investment in the Exchange Shares. The Holder is not acquiring the Exchange Shares with a view to, or for resale in connection with, any distribution of the Exchange Shares (excluding, for the avoidance of doubt, resales effected pursuant to Rule 144 under the Securities Act).

Section 2.8 Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company, the trustee of the Existing Notes or transfer agent for the Common Stock to be reasonably necessary to complete the Exchange.

Section 2.9 Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties, and the Holder was given a meaningful opportunity to negotiate the terms of the Exchange.

Section 2.10 Withholding; Required Tax Forms. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or deliverable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Holder (or Account(s) of such Holder, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the

Company, at least two (2) business days prior to Closing, an accurately completed and duly executed IRS Form W-9 certifying that such Holder is exempt from backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the Company, at least two (2) business days prior to Closing, either (A) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is the beneficial owner of the Exchange Consideration, (x) a completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, and (y) a Form of Tax Certificate, substantially in the form of Exhibit C or (B) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is not the beneficial owner of the Exchange Consideration, (x) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, and (b) a Form of Tax Certificate, substantially in the form of Exhibit C. To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of a Holder (or Account(s) of such Holder, if applicable) to comply with the obligations set forth in this Section 2.10), such amounts shall be treated for all purposes of this Agreement as having been paid to the Holder (or Account(s) of such Holder, if applicable) to whom such amounts otherwise would have been paid. If the Company or its agents had a duty to withhold taxes or other amounts under applicable law in connection with any payment or delivery made to the Holder (or Account(s) of such Holder, if applicable) under this Agreement due to the failure of such Holder to provide the properly completed tax forms under this Section 2.10, but the Company or its agent failed to withhold and such taxes or other amounts were assessed against and paid by the Company or its agent, then the Holder (or Account(s) of such Holder, if applicable) will indemnify and hold harmless the Company or its agent, as applicable, from and against such taxes or other amounts (including interest and penalties). Any forms, certificates and other documents required to be delivered to the Company pursuant to this Section 2.10 shall be delivered via electronic mail to each of the individuals named below at the address indicated next to such individual’s name at least two (2) business days prior to Closing:

•Barry Deutsch (bdeutsch@xerispharma.com)
•Blaine Roeder (broeder@xerispharma.com)
•Beth Hecht (bhecht@xerispharma.com)
•Kristin Marvin (kmarvin@xerispharma.com)
•Caroline Riordan (criordan@xerispharma.com)
•Joe Theis (JTheis@goodwinlaw.com)
•Jim Barri (JBarri@goodwinlaw.com)
•Stephanie Richards (SRichards@goodwinlaw.com)
•Alex Plaum (APlaum@goodwinlaw.com)

Article III. Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing (other than filings under the Securities Exchange Act of 1934, as amended) with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on its performance of its obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 3.3. Validity of Exchange Shares. The Exchange Shares have been duly authorized and, upon delivery, will be fully paid and non-assessable; the Exchange Shares will be issued without any legends that restrict the transfer of such Exchange Shares under the U.S. federal securities laws; and the Exchange Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Upon delivery of such Exchange Shares to the Holder pursuant to the Exchange, such Exchange Shares shall be free and clear of all Liens created by the Company.

Section 3.4 Listing Notification. At or prior to the Closing, the Company shall have delivered a Listing of Additional Shares Notification Form to the Nasdaq Global Select Market covering the Exchange Shares and shall not have received any objection thereto from the Nasdaq Global Select Market.

Section 3.5 Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties.

Section 3.6 Securities Act Matters. The Exchange is exempt from the registration and prospectus-delivery requirements of the Securities Act and, assuming the accuracy of the Holder’s representations and warranties in Article II above, including with respect to Holder’s holding period and affiliate status, the Exchange Shares to be delivered to the Undersigned’s account pursuant to this Exchange Agreement will not be subject to restrictions on transfer under the Securities Act (and will not have any restrictive legends on such Exchange Shares).

Section 3.7 Public Disclosure. The Company hereby agrees to publicly disclose on or before 8:30 a.m., New York City time, on the first Business Day after the date hereof, the exchange of the Exchanged Notes as contemplated by this Agreement in a press release or Form 8-K. The Company hereby acknowledges and agrees that any press release will disclose all confidential information to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or otherwise communicated by the Company to the Undersigned in connection with the Exchange.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Jurisdiction. Each party hereto hereby submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any such suit, action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement (in each case, an “Action”), agrees not to commence any such Action except in such courts, and irrevocably agrees that all claims in respect of any such Action and the transactions contemplated hereby or the actions of the parties in the negotiation, performance or enforcement hereof may be heard and determined in such court (and any appellate court thereof).

Section 4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.6 Termination. The Company may terminate this Agreement if there has occurred any breach by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article II. The Undersigned or a Holder may terminate this Agreement if (i) there has occurred any breach by the Company of any covenant, representation or warranty set forth in Article III or (ii) the Closing has not occurred by November 30, 2020.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first above written.

“Company”

Xeris Pharmaceuticals, Inc.

By: ______________________________

Name: Paul R. Edick

Title: Chief Executive Officer

“Undersigned”
[●]

By: [●], in its capacities described in the first paragraph hereof

By: _____________________________

Name: ___________________________

Title: ____________________________

EXHIBIT A
EXCHANGING BENEFICIAL OWNERS

Name of Beneficial Owner	Aggregate Principal Amount of Existing Notes Submitted for Exchange	Exchange Shares
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

EXHIBIT B
DTC INFORMATION

Name of Beneficial Owner	DTC Participant Number of DTC Participant through Which the Existing Notes Will Be Delivered	DTC Participant Number of DTC Participant to Which the Exchange Shares Will Be Credited
[ ]	[ ]	[ ]

EXHIBIT C

PORTFOLIO INTEREST TAX CERTIFICATE

Reference is made to the Exchange Agreement, dated as of November 13, 2020, by and among [●] (“Holder”) and Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [●] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 2.10 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1.The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the Exchanged Notes in respect of which it is providing this certificate and has furnished the Company with either (x) an IRS Form W-8BEN or W-8BEN-E or (y) an IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E.

2.The Non-U.S. Holder: (a) is not a “bank” for purposes of Section 881(c)(3)(A) of the Code, (b) is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and (c) has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3.The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4.The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.The Non-U.S. Holder’s office address is the address set forth in the applicable IRS Form W-8 provided to the Company by the Non-U.S. Holder.

6.The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

For purposes of the foregoing representations numbered 2, 3 and 4, if the Non-U.S. Holder provided the Company with an IRS Form W-8IMY, then references to the “Non-U.S. Holder” shall be deemed to also include the Non-U.S. Holder’s direct or indirect partners/members.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:_____________________________Name:
Title:

Date:____________________, _______

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